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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2008

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 Amendments to Articles or Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2008, the Board of Directors of Advance Auto Parts, Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee, approved an amendment to Article II, Section 2.08 of the Company’s By-Laws to adopt a majority vote standard for the election of directors in uncontested elections. The new majority vote standard provides that to be elected, in an uncontested election, a director nominee must receive a majority of the votes cast such that the number of shares voted “for” the nominee must exceed 50% of the votes cast with respect to that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.  Broker non-votes and abstentions will not be considered as votes cast for purposes of determining the number of votes cast.  If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, the Board may either fill the vacancy or reduce the size of the Board.

Section 3.03 of the Company’s By-Laws was amended to permit a director to tender his or her resignation to be effective at a specified future time or at the discretion of the Board.   In addition, the revised By-Laws were amended to provide specifically that vacancies created by a contingent resignation may be filled by a majority of the current directors.

In a related action, the Company’s Guidelines on Significant Governance Issues were amended by the Board, effective August 6, 2008, to provide that if a director nominee who already serves as a director is not elected, the incumbent director is expected to tender his or her resignation to the Board of Directors.  The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee or in the Board’s decision.  The amended Guidelines on Significant Governance Issues will be posted on the Company’s website at www.advanceautoparts.com.

The amendment to the By-Laws became effective on August 6, 2008, and the amended By-Laws are attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number

	3.2	By-laws of Advance Auto Parts, Inc., amended as of August 6, 2008.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: August 12, 2008	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President, Chief Financial Officer and Secretary

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.2	By-laws of Advance Auto Parts, Inc., amended as of August 6, 2008.